SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 8.01.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, jointly administered under case number 00-34533. On April 29, 2005 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended March 31, 2005, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended March 31, 2005 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  May 16, 2005                         By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  March 31,   February 28,
                                                    2005          2005
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $   13,454    $   14,651
    Accounts Receivable, Net                             --            --
    Inventories                                      47,687        51,369
    Other Receivables                                 5,958         6,661
    Prepaid Expenses                                  3,189         3,155
                                                  ---------     ---------
    Total Current Assets                             70,288        75,836
                                                  ---------     ---------

    Land and Buildings                               11,319        11,319
    Fixtures, Furniture and Vehicles                 10,110        10,078
    Leasehold Improvements                           28,080        28,072
    Construction in Progress                             42            20
                                                  ---------     ---------
    Total Property and Equipment                     49,551        49,489
    Accumulated Depreciation and Amortization        25,442        25,118
                                                  ---------     ---------
    Property and Equipment, Net                      24,109        24,371
                                                  ---------     ---------

    Other Assets                                     59,705        59,705
                                                  ---------     ---------
    TOTAL ASSETS                                 $  154,102    $  159,912
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  3,115         5,975
    Accrued Expenses                                 19,013        19,683
    Income Tax Currently Payable                         --            --
    Deferred Revenue                                  6,075         8,561
                                                  ---------     ---------
    Total Current Liabilities                        28,203        34,219
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               689,101       689,101

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,526
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (925,599)     (925,805)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (563,202)     (563,408)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  154,102    $  159,912
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                          One Month Ended     One Month Ended
                                           March 31, 2005      March 31, 2005
                                         ------------------  ------------------

Sales                                              $ 27,016           $ 27,016
Costs of Sales                                       14,886             14,886
                                                    -------            --------
    Maintained Margin                                12,130             12,130

Other Income                                          2,451              2,451
                                                    -------            --------
    Total Income                                     14,581             14,581


Selling, General & Administrative Expense            14,458             14,458
Interest Expense                                         57                 57
                                                    -------            --------
    Total Operating Expense                          14,515             14,515

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes            66                 66

Reorganization Items:
  Store and Distribution Center Exit Costs               --                 --
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                           --                 --
  Professional Fees                                    (637)              (637)
                                                    -------            --------
     Total Reorganization Items                        (637)              (637)

Delivered Sales Adjustment                              754                754
                                                    -------            --------
Income (Loss) Before Income Taxes                       182                182
Income Taxes                                            (24)               (24)
                                                    -------            --------
Net Income (Loss)                                  $    206           $    206
                                                    =======            ========

Income (Loss) per Share                            $   0.00          $    0.00

Diluted Shares                                       60,771             60,771

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    One Month Ended
                                            March 31, 2005     March 31, 2005
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $    206         $       206
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      324                 324
   Reorganization items                               637                 637
   Sold not delivered adjustment                     (754)               (754)
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
	 Other receivables                              877                 877
     	 Inventories                                  2,630               2,630
     	 Prepaid expenses                               (34)                (34)
       Deferred taxes                                  --                  --
       Deferred revenue                              (718)               (718)
       Accounts payable                            (2,860)             (2,860)
       Accrued expenses                            (1,443)             (1,443)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (1,135)             (1,135)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (62)                (62)
  Disposals of property and equipment                  --                  --
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  --
  Miscellaneous investments                            --                  --
                                                 ---------           ---------
Net cash provided by investing activities             (62)                (62)
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                  --
                                                 ---------           ---------
Net increase (decrease) in cash                    (1,197)             (1,197)
Cash at beginning of period                        14,651              14,651
                                                 ---------           ---------
Cash at end of period                           $  13,454          $   13,454
                                                 =========           =========
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